                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2002

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            OHIO                        1-1000                    38-1054690
----------------------------    ------------------------     -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


      2400 E. GANSON STREET, JACKSON, MICHIGAN                     49202
      ----------------------------------------                   ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In June of 2002, the Board of Directors, including members of the Audit Committee, met to review, among other matters, the accounting and auditing services provided to the Company. After reviewing the subject, it was suggested that as a matter of good corporate practice, the Company solicit proposals for accounting and auditing services for the fiscal year ending June 30, 2003. That suggestion was later confirmed by the Audit Committee in its meeting on August 23, 2002. In October 2002, the Company commenced soliciting proposals from a number of firms, including Ernst & Young, LLP.

         The Company received a letter from the Company's auditors, Ernst & Young LLP, on November 19, 2002 indicating that they resigned as the Company's independent public accountants effective on that date.

         The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended June 30, 2001 and June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2001 and June 30, 2002, and in the subsequent interim period that ended September 30, 2002, there were no disagreements between the Company and Ernst & Young LLP on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to such matter in its reports on the financial statements of the Company.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2001 and June 30, 2002, and in the subsequent interim period that ended September 30, 2002, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

         The Company has furnished Ernst & Young LLP with a copy of the foregoing disclosure and requested a letter from Ernst & Young LLP, addressed to the Securities and Exchange Commission, indicating whether it agrees with the foregoing statements. A copy of the letter of Ernst & Young LLP is filed with this report as Exhibit 16.


ITEM 7. EXHIBITS

Exhibit No.                             Description
-----------                             -----------

    16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 21, 2002.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     SPARTON CORPORATION


                                                     /s/ David W. Hockenbrocht
                                                     ---------------------------
                                                         David W. Hockenbrocht
                                                         Chief Executive Officer
                                                         November 21, 2002
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                                INDEX TO EXHIBITS


EXHIBIT NO.      DESCRIPTION
-----------      -----------

Exhibit 16       Letter of Ernst & Young, LLP. Dated November 21, 2002